UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Medtronic, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

[Email notice sent by Medtronic to employees]
July 21, 2006
Notice of Electronic Distribution of Proxy Materials

To:	All Employees of Medtronic and Its Subsidiaries

Subject:	Medtronic Annual Report and Proxy Statement Available on the Internet
     Electronic Annual Report and Proxy Statement. As in prior years, Medtronic’s 2006 Annual Report and Proxy Statement will be made available to all employee shareholders by electronic access instead of mailing paper copies. You can access them on the internet beginning Friday, July 21, 2006, at http://www.medtronic.com/annualmeeting/. You may also print the documents from that site. Electronic delivery saves Medtronic significant postage and processing costs.
     You may access these proxy materials from any personal computer or terminal with internet access, including your personal computer at work. If you do not regularly use a personal computer in your workplace, use a kiosk terminal or ask your supervisor to direct you to a personal computer or terminal in your facility that will provide you with internet access. If you access the Proxy Statement and Annual Report from somewhere other than your workplace, there may be costs associated with electronic access, such as the typical usage charges from internet service providers and telephone companies. You are responsible for bearing these costs. Medtronic does not charge fees for electronic access.
     We encourage you to use the internet to read and print the Annual Report and Proxy Statement. Alternatively, original copies will be available after August 2nd at the main entrance of all Twin Cities locations, from the Human Resources Departments at our major manufacturing facilities, and by contacting Medtronic Investor Relations by e-mail at Investor.Relations@medtronic.com or by telephone at 763-505-2692. Multiple copies of the Annual Report and/or Proxy Statement can be ordered through Product Literature at http://mspsun2.corp.medtronic.com:7777/FULCRUM/salesorder.htm, e-mailing prodlit@medtronic.com, or by calling 763-514-7155.
     Voting Your Shares. If you have an individual e-mail address, you will receive an e-mail notice, rather than a proxy card, which will provide instructions on how to vote your shares. If you do not have an e-mail address, a proxy card will be mailed to you on or about July 21 and will include voting instructions. Voting is very simple through the internet or by telephone by following the instructions on the e-mail notice or proxy card. This notice applies to any shares registered directly in your name or under your social security number whether held by stock certificates, through our transfer agent (which includes the Employee Stock Purchase Plan), through the U.S. 401(k) Plan, or the Employee Stock Ownership Plan. These shares are included in the total shares voted when you submit your proxy card or vote pursuant to the e-mail notice.
     If you own Medtronic stock through a bank or brokerage account, those firms will continue to mail proxy materials unless you notify them that you would like to receive the materials electronically through the process outlined below.
     Electronic Materials from Brokers and Banks. To enroll for electronic delivery of proxy materials for shares you own through a broker or bank, follow the simple steps below.
1.	Log onto the internet at http://www.medtronic.com

2.	Click on Investor Information under About Medtronic

3.	Click on Electronic Delivery of Proxy Materials under Shareholder Services

4.	Click on the first letter of your Brokerage Firm’s name in the box titled Beneficial Shareholder
PLEASE POST THIS ANNOUNCEMENT

[Email notice sent by ADP to Medtronic shareholders participating in electronic delivery of proxy materials]
Subject:       MEDTRONIC, INC. Annual Meeting
NOTICE — This is your notice of the 2006 MEDTRONIC, INC. Annual Meeting of Shareholders. You are receiving this e-mail because you are enrolled for Electronic Delivery or you are an employee of MEDTRONIC, INC.
This e-mail contains instructions on how to access Medtronic’s Annual Report and Proxy Statement and on how to vote your shares. Please read the instructions carefully before proceeding.
MEDTRONIC, INC.
MEETING DATE: August 24, 2006
RECORD DATE: June 26, 2006
CUSIP NUMBER: 585055106
This e-mail represents all shares in the following account(s).
CONTROL NUMBER:
VIEWING ANNUAL REPORT AND PROXY STATEMENT — Please review the Medtronic Annual Report and Proxy Statement before voting. The Proxy Statement discusses the proposals to be voted on. To view these documents, click on http://www.medtronic.com/annualmeeting.
VOTING YOUR SHARES — You may vote directly from the site containing the Annual Report and Proxy Statement by following the simple instructions there.
You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.
http://www.proxyvote.com
Internet voting is accepted until 11:59 p.m. Eastern Daylight Time on the day before the meeting date.
To access ProxyVote.com, you will need the control number identified above and your four digit PIN:
*	If you are a Medtronic, Inc. employee and have a U.S. social security number, this PIN is the last four digits of your social security number.

*	If you are a Medtronic, Inc. employee and do not have a U.S. social security number, this PIN is the last four digits of your Employee Identification number. If you do not know your Employee Identification number, please contact your HR representative.

*	If you are a shareholder who consented to receive proxy materials electronically, the PIN is the four digit number you selected at the time of your enrollment.

*	If you do not know your PIN, please follow the instructions on the ProxyVote web page.
You may also enter your voting instructions by touch-tone telephone at 1-800-690-6903. Telephone voting is accepted until 11:59 p.m. Eastern Time on the day before the meeting date. You will be prompted to enter your Control Number listed above.
If you are a Medtronic employee, this e-mail covers shares registered directly in your name or under your social security number, and the holdings from your U.S. employee benefit plans. These shares are included in the total shares voted when you submit your proxy card or vote pursuant to the e-mail notice. If you receive more than one e-mail, it generally means that your holdings include other names or different spellings of your name, and you must vote under all e-mails to vote all shares.
CHANGING YOUR ENROLLMENT — To view, cancel or change your enrollment profile, please go to http://www.icsdelivery.com/mdt
There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be paid by the shareholder.
Please do not send any e-mail to ID@ProxyVote.com.
Please REPLY to this e-mail with any comments or questions about ProxyVote.
com. (Include the original text and Subject line of this message for identification purposes.) AOL Users: please highlight the entire message before clicking reply.
This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.